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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 7, 2007

                                 NARROWSTEP INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                   333-108632                  33-1010941
          --------                   ----------                  ----------
      (State Or other               (Commission                (IRS Employer
      jurisdiction of                File Number)            Identification No.)
       incorporation)


               116 VILLAGE BOULEVARD, PRINCETON, NEW JERSEY 08540
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (609) 951-2221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            CERTAIN OFFICERS.

       On October 7, 2007, Rajan Chopra resigned as a member of the Board of Directors of Narrowstep Inc.


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                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NARROWSTEP INC.


                                   By: /s/ David C. McCourt
                                       -----------------------------------
                                     Name:   David C. McCourt
                                     Title:  Chairman, Interim Chief Executive
                                             Officer and Interim Chief Operating
                                             Officer

Dated:  October 9, 2007